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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             ....................


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   October 21, 1997


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                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                        1-10989                61-1055020
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)



                            400 West Market Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                     40202
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)

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ITEMS 1-4.  NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.


     Vencor, Inc., a Delaware corporation (the "Company") is filing certain "Cautionary Statements" for the purpose of establishing a readily available document which may be referenced pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such Cautionary Statements are attached as Exhibit 99.1 and are incorporated herein by reference.


ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     Exhibit 99.1 - Cautionary Statements.

ITEMS 8-9.  NOT APPLICABLE.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VENCOR, INC.



Dated:  October 21, 1997                By: /s/ W. Bruce Lunsford
                                            ------------------------------------
                                        W. Bruce Lunsford
                                        Chairman of the Board,
                                        President and Chief
                                        Executive Officer

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